CRITICAL MATH FUND

PROSPECTUS

JUNE 1, 2007

1-866-263-9260

www.unusualfund.com

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

RISK/RETURN SUMMARY
PERFORMANCE
FEES AND EXPENSES
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
INVESTMENT ADVISER
NET ASSET VALUE
HOW TO PURCHASE SHARES
REDEMPTIONS
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
MARKET TIMING
DISTRIBUTION OF SHARES
FINANCIAL HIGHLIGHTS
NOTICE OF PRIVACY POLICY & PRACTICES

See the Fund’s Notice of its Privacy Policy on the last page of this Prospectus.

RISK/RETURN SUMMARY

This Prospectus describes the Critical Math Fund (the “Fund”), a series of Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”).

Investment Objective

The Fund is a diversified, open-end investment company that seeks growth and risk-adjusted total return.  The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The principal investment strategy of the Fund is to invest in open-end and closed-end investment companies and unit investment trusts (collectively, the “Underlying Funds”) and (ii) equity and debt securities including American Depositary Receipts (“ADRs”).

Said Underlying Funds may include Exchange-Traded Funds (“ETFs”) that can be either open-end investment companies or unit investment trusts, and are generally designed to provide investment results that correspond to a securities index.

The Underlying Funds also include high beta index funds (“HBIFs”), which are mutual funds and ETFs that track an index by investing in leveraged instruments such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices.  HBIFs are more volatile than the benchmark index they track and typically don’t invest directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. On a day-to-day basis, HBIFs will target a volatility that is a specific percentage of the volatility of the underlying index.  HBIFs seek to provide investment results that will match a certain percentage greater than 100% of the performance of a specific benchmark on a daily basis. For example, if a HBIF’s current benchmark is 200% of the S&P 500 Index and it meets its objective, the value of the HBIF will tend to increase on a daily basis 200% of any increase in the underlying index (if the S&P 500 Index goes up 5% then the HBIF’s value should go up 10%). When the value of the underlying index declines, the value of the HBIF’s shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (if the S&P 500 Index goes down 5% then the value of the HBIF should go down 10%). The Fund typically will not invest directly in swaps, futures and options or directly leverage the Fund’s portfolio, but may do so when deemed appropriate by the Adviser in accordance with its proprietary models.

Equity securities in which the Fund will invest include, but are not limited to, common and preferred stock of all capitalization levels, convertible securities, and warrants.  The Fund may purchase ADRs through sponsored or unsponsored facilities.  The Fund typically will not invest directly in foreign securities, but will, in any case, limit such direct foreign investments to 25% of its net assets.

The Adviser uses proprietary models to determine the types and amounts of securities in the Fund’s portfolio. The models used are fundamental and technical. The fundamental model is a proprietary trading strategy that searches the monthly Morningstar database of profit/loss and balance sheet figures to identify investment candidates. Such figures include, but are not limited to, revenue, earnings, margins, total return, income and p/e ratio. The technical models are proprietary trading strategies based on applying certain mathematical properties (such as linear regressions and weighted moving averages) to the value of a stock index (such as the S&P 500 or Russell 2000).  By using these models, the Adviser seeks to identify recognition patterns and invest in the market when the trends suggest lower risk and not invest in the market when the trends suggest higher risk. The Adviser uses the models to seek optimum returns relative to reduced risk for the Fund. The fundamental models include all of the Fund’s direct investments in stocks and bonds, and the technical models are generally invested in Underlying Funds.  The proportion of Fund assets invested in either type of model will vary with the Adviser’s investment, allocation and risk reduction strategies, as well as with market conditions and the Adviser’s outlook for the economy.  Use of the proprietary models typically results in active trading, and it is likely that the Fund’s portfolio turnover rate may exceed 100%.  Increased portfolio turnover may increase Fund Expenses such as brokerage commissions, offset gains in the Fund’s performance and have tax consequences.

Although the Fund does not seek current income, it may invest in Underlying Funds that, in turn, invest in long, medium, or short-term bonds and other fixed income securities of varying credit quality, whenever the Adviser believes they offer a potential for capital appreciation, for example high yield bond funds.  Typically, the Fund will not invest directly in bonds and other fixed income securities.  However, if warranted pursuant to the Adviser’s proprietary investment models, the Fund may pursue such direct investments to the extent the Adviser deems consistent with the Fund’s investment objective.

Risk Management and Defensive Strategies.

In response to market, economic, political or other conditions, the Adviser may invest strategically and for defensive purposes to reduce risk.  With respect to the Technical models, the Fund may invest in inverse funds when the market is expected to fall.  Inverse index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if a fund’s current benchmark is 100% of the inverse of the Russell 2000 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the Russell 2000 Index goes down 5% then the fund’s value should go up 5%). When the value of the underlying index increases, the value of the fund’s shares tend to decrease on a daily basis (if the Russell 2000 Index goes up 5% then the fund’s value should go down 5%). Inverse funds are expected to be used very infrequently in only the strongest down-trending markets. Both the Technical and Fundamental proprietary models include risk-adjustment factors and the percentage of the Fund’s total assets invested in the models will fluctuate depending upon how the models identify the current market risk relative to reward. When the market risk is deemed high, a substantial position (up to 100%) may be invested in money market funds, cash or cash equivalents and can be invested in these instruments for extended periods .. This could affect the Fund's performance and its ability to achieve its investment objective.

Principal Risks

Some of the principal risks that the Fund is exposed to are investment management risk, portfolio turnover risk, stock market volatility and derivatives risk. Investment management risk is the risk that the investment advisers of the Underlying Funds may make investment decisions that are detrimental to the performance of the Underlying Fund and, indirectly, the Fund.  Portfolio turnover risk is the risk that increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  To the extent that the Fund or Underlying Funds invest in equity securities, the Fund will be subject to the volatility of the stock market and the risk that the price of a security will rise or fall due to changing economic, political or market conditions.  The Fund’s investments in HBIFs may significantly increase the Fund’s exposure to the volatility of the market represented by the underlying index. Derivatives risk resulting from said HBIFs investments in futures and options also will have a proportionate impact on the Fund.  A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the Fund’s other investments.  The Fund’s investment strategies expose it to other risks as well.  Please refer to the section entitled “Risks” for more risk factors that you should consider before investing.

PERFORMANCE

Since the Fund commenced operations on February 24, 2006, it does not have performance for a complete calendar year.

FEES AND EXPENSES

This following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees are those paid directly from your investment and may include sales loads or redemption fees.

Annual fund operating expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	0.50%(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None
Redemption Fee on Shares Held Less Than 90 Days (as a % of amount redeemed) (2)	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees (3)	1.00%
Other Expenses (4)	0.76%
Acquired Fund Fees and Expenses (Underlying Funds)(5)	0.55%
Total Annual Fund Operating Expenses	3.31%
Fee Waiver and/or Expense Reimbursement (6)	0.00%
Net Expenses (6)	3.31%

1.

The contingent deferred sales charge applies to redemptions of Fund Shares within one year of purchase.  See “PURCHASE OF SHARES - CDSC Waivers,” below, regarding circumstances where the CDSC is waived.

2.

In addition to the 2% redemption fee, you may be charged a $15.00 fee for wire redemptions and will be assessed fees for outgoing wire transfers and returned checks. Redemptions pursuant to the Fund’s Systematic Withdrawal Plan are exempt.

3.

The 12b-1 fee is accrued daily and payable monthly, at the annual rate of 1.00% of the Fund’s average net assets.  A portion of the fee payable pursuant to the plan, equal to 0.25% of the Fund’s average daily net assets, is currently characterized as a service fee, which may be paid out to entities providing maintenance of shareholder accounts and certain other shareholder services. The Adviser may receive such service fees with respect to Fund accounts for which it provides shareholder servicing.

4.

These expenses include custodian, administration, transfer agency and other customary fund expenses.

5.

The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Underlying Funds.

6.

Critical Math Advisors LLC (the “Adviser”) has agreed contractually to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses or underlying fund fees and expenses, at least until May 31, 2008, such that total annual fund operating expenses do not exceed 2.99% of average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Trust’s Board of Trustees has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders.  Please see the section below entitled “Management of the Fund” for a definition of what are considered to be extraordinary or non-recurring expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Fund’s operating expenses remain the same.

Please note that the Year 1 example and the first year of the Year 3 example below will, if applicable, reflect the effect of the Adviser’s expense limitation agreement.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR
1	$384
3	$1,018
5	$1,726
10	$3,604

You would pay the following expenses if you did not redeem you shares:

YEAR
1	$334
3	$1,018
5	$1,726
10	$3,604

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund is a diversified, open-end investment company that seeks growth and risk-adjusted total return.  The Fund’s investment objective is a non-fundamental policy and may be changed by the Board of Trustees upon 60 days’ written notice to shareholders.

Implementation of Investment Objective

The principal investment strategy of the Fund is to invest in the Underlying Funds and equity and debt securities including ADRs.

Allocation of Assets. The Adviser allocates the Fund's assets among the Underlying Funds or individual securities representing various segments of the financial markets, which may include various style and capitalization combinations as further described below.  The Adviser varies these allocations in accordance with its proprietary asset allocation models, which are designed to anticipate and respond to economic and market trends, particularly market volatility trends, seeking a mix that will most likely achieve the Fund's investment objective while mitigating the attendant risk.  Each such model is rule-based, such that the Adviser is bound to adhere to the model’s buy and sell signals with respect to that portion of the Fund’s assets allocated to the model. A security is sold in the fundamental model when it no longer meets all the required criteria (e.g. revenue, earnings, margins, total return, income, p/e ratio, etc.). Stop-loss limits may also determine when a security is sold. Investments are sold in the technical models when a trend change is identified and the current holdings are deemed inappropriate in the new market condition. Each model has built in mechanisms that attempt to capture returns in up markets and avoid loss in down markets.  At times, the models may require reduced exposure or neutrality with respect to the stock markets, at which time a significant portion of the Fund’s assets may be held in cash or cash equivalent positions, or fixed income securities.

Fundamental Models – Direct Investments:  The Adviser assesses the relative risk and reward potential throughout both the equity and fixed income markets, underweighting investments if their performance is expected to be weak, and overweighting investments in segments where the Adviser believes performance will justify the risk.  Prior to investing in a security, the Adviser utilizes proprietary fundamental models that screen thousands of stocks and bonds in accordance with the Adviser’s criteria, which includes profit/loss and balance sheet figures such as, but not limited to, revenue, earnings, margins, total return, income, p/e ratio and p/b ratio. The typical holding period for each stock will be three to four months although some may be held less than a month and a few may be held for more than a year. Equity securities in which the Fund will invest include, but are not limited to, common and preferred stock, convertible securities, and warrants.  The Fund may purchase ADRs through sponsored or unsponsored facilities.  The Fund may invest in foreign securities directly, but will only do so under limited circumstances; for example, the model recommends purchasing a security for which there is no equivalent ADR.  Although the Fund does not seek current income, it may invest directly in long, medium, or short-term bonds and other fixed income securities with no minimum credit quality whenever the Adviser believes they offer a potential for capital appreciation.   The Fund will not invest more than 25% of its total assets in lower rated (“junk”) bonds.   As explained under “Technical Models” below, the Adviser typically will invest in Underlying Funds that provide current income, rather than invest directly in fixed income securities. There is no assurance that the Adviser will be successful in its assessments in meeting the Fund’s investment objective.

Technical Models – Selection of Underlying Funds:  The Adviser invests in index and sector funds, based on proprietary technical systems.  It typically invests in HBIFs that track core indices such as the Russell 2000 and S&P 500 Indices, and further allocates assets among various sector mutual funds as well as bond and money market funds. The technical models vary in investment selection and trade frequency, with an average holding period of four to five months.  The Fund invests in Underlying Funds that invest in common stock or securities convertible into or exchangeable for common stock such as convertible preferred stock, convertible debentures, warrants, options and futures.   Some underlying funds may invest in long, medium, or short-term bonds and other fixed income securities with no minimum credit quality.   The Adviser selects specific Underlying Funds for investment, in part, on their investment goals and strategies, their investment advisers and portfolio managers, their market exposure and volatility, and on the analysis of their past performance (absolute, relative and risk-adjusted).

The Adviser also considers other factors in the selection of Underlying Funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation, tenure and relative performance of the portfolio managers, general composition of its investment portfolio and current and expected portfolio holdings. Some of the Underlying Funds in which the Fund invests may not share the same investment objective and investment limitations as the Fund. The Fund may invest its assets in Underlying Funds from different mutual funds families, managed using a variety of investment objectives and strategies.  Also, because the Fund may invest heavily in HBIFs and because the number of investment advisers offering a wide range of HBIFs is limited, the Fund may have a large percentage of its Underlying Fund assets managed by one investment adviser.  Under certain circumstances, the Adviser may invest in Underlying Funds known as “inverse funds,” which are designed to produce results opposite to market trends.  Inverse funds seek daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of a specific benchmark.

Some of the Underlying Funds have exemptive orders permitting investments by the Fund that exceed the 3% limit of ownership of Underlying Funds outlined in Rule 12d-1F under the 1940 Act.  The Fund will adhere to the guidelines stated in said exemptive orders when investing in excess of 3% of the outstanding shares of such Underlying Funds.

The Underlying Funds are subject to their own expenses and fees similar to the Fund and, as an investor in the Underlying Funds, the Fund will be subject to these expenses and fees.  The Fund may purchase “no-load” mutual funds, which are sold and purchased without a sales charge. The Fund may also purchase “load” mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the Fund. In addition, when the Adviser believes it is appropriate, the Fund may purchase mutual funds that charge a redemption fee of up to 2% for short-term sales, but not mutual funds that charge a sales load upon redemption. Neither, the Fund nor the Distributor will receive Rule 12b-1 distribution fees generated from the purchase of Underlying Funds.  With respect to the Critical Math Fund, the Distributor and the Adviser may receive shareholder servicing fees for the performance of certain administrative tasks (e.g., quarterly reporting, quarterly meetings, telephone calls) with respect to Fund shareholder accounts.

Because the Underlying Funds have their own annual fund operating expenses, similar to those of the Fund, your cost of investing in the Fund may be substantially higher than the cost of investing directly in the Underlying Fund shares.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  Furthermore, the strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

While the Adviser uses models having risk reduction techniques, there is, of course, no guarantee that all of them will function as intended all of the time. As a result, moderate, in most cases, would best describe the investor in this Fund. Since risk reduced money market funds are used extensively, some investors in the conservative area might be appropriate. With the risk reduction techniques used, the Fund does not consider itself an aggressive investor, relative to the investment universe to which the Fund may be compared.

Derivatives and Hedging Techniques. Although the Fund typically will not invest directly in derivatives, the Underlying Funds in which the Fund invests use derivative contracts, such as futures and option on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

•

To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

•

As a substitute for buying or selling securities

•

As a cash flow management technique.

A derivative contract will obligate or entitle the Underlying Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Underlying Fund’s stock market, currency and interest rate exposure, and the Fund’s own portfolio will be impacted proportionately to its investment in such Underlying Funds. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Underlying Fund may not fully benefit from or may lose money on derivatives, if changes in their value do not correspond as anticipated to changes in the value of the Underlying Fund’s holding.  The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its objective, there is no assurance that it will.

The Fund is subject to the following principal risks:

o

Adviser Risk:  The Adviser could recommend securities that cause the Fund to underperform or lose money.  The Adviser has limited experience managing a mutual fund.

o

Portfolio Turnover Risk: The frequency of a Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.  The Fund’s portfolio turnover is expected to be over 100% annually, as the Fund is actively traded.

o

Stock Market Volatility:  Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see “Issuer-Specific Risks” below). Consequently, the value of your investment in the Fund will go up and down, which means that you could lose money. The Fund’s investments in HBIFs may increase its exposure to stock market volatility.

o

Equity Securities: When the Fund invests in Underlying Funds that own equity securities such as common or preferred stock or warrants, or in these equity securities directly, the value of your investment in the Fund will fluctuate in response to stock market movements.

o

Debt Securities: When the Fund invests in Underlying Funds that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

o

Small and Medium Issuer Risk: Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

In addition, Underlying Funds may invest in what are sometimes referred to as high yield or “junk bonds.”  These securities generally are rated less than investment grade (i.e. less than “BBB” by S&P).  Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities. The Fund also may invest directly in below-investment grade securities.

o

Credit Risk: Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

o

Prepayment Risk: Certain types of pass-through securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. For example, when interest rates fall, principal will generally be paid off faster, since many homeowners will refinance their mortgages.

o

Investment Management Risk:  When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

o

Underlying Fund Strategies:  When the Fund invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.  Short sales are speculative investments and will cause the Fund to lose money if the value of a security sold short by the Fund, or an Underlying Fund in which the Fund invests, does not go down as the Adviser expects.

o

Shares of Other Investment Companies Risk:  The Fund may invest in shares of other mutual funds as a means to pursue its investment objective.  As a result of this policy, your cost of investing in the Fund may be substantially higher than the cost of investing directly in Underlying Fund shares.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating its investments in the manner the Adviser considers optimal. The Fund intends to purchase Underlying Funds that are either no-load or waive the sales load for purchases made by the Fund.  The Fund will not purchase Underlying Funds that charge a sales load upon redemption, but the Fund may purchase Underlying Funds that have an early redemption fee similar to the Fund’s.  In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear the expense by investing in the Fund.  Underlying Funds whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund's outstanding shares during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund's outstanding shares therefore, may be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.  This liquidity risk is reduced, however, as many of the Underlying Funds in which the Fund may invest have a policy of not taking advantage of this 1% threshold and, in fact, go so far as to encourage frequent purchases and redemptions of any size.  In addition, certain Underlying Funds have exemptive orders in place that allow the Fund to own up to 25% of the assets of said Underlying Funds.  When the Fund concentrates its investments in certain Underlying Funds, the Fund’s portfolio will have a risk profile for such investments that will correspond to that of such Underlying Funds and Investment Management Risk, described above, increases proportionately.

o

Inverse Correlation Risk:  Underlying Funds that are Inverse Funds should lose value as the index or security tracked by such Fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds.

o

Issuer-Specific Risks: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

o

Growth Stock Risk:  Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

o

Value Stock Risk:  Value stocks involve the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the adviser misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

o

IPO Risk: The Fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

o

ADR Risk:  ADRs may be purchased by the Fund or by Underlying Funds through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

o

Derivatives Risk: Although the Fund typically will not invest directly in derivatives, a significant amount of the Fund’s assets may be exposed to derivatives risk by virtue of the Fund’s investments in Underlying Funds, particularly HBIFs, which invest in derivatives.  Such derivatives include options, futures, options on futures (including those relating to stocks, indices, foreign currencies and interest rates), and swaps. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the Fund's other investments.  For additional information regarding the risks associated with investing in derivative securities, please see the Statement of Additional Information.

o

Futures and Options Risk: The Underlying Funds, and to a lesser extent, the Fund, may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, and for other risk management purposes. Futures and options contracts are described in more detail below.

o

Futures Contracts. Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

o

Options. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

o

Defensive Strategies:  In response to market, economic, political or other conditions, the Adviser may invest for defensive purposes, whereby up to 100% of the Fund’s assets may be invested in cash or cash equivalent securities and can be for an extended period of time.  If the Adviser does so, it could affect the Fund’s performance and the Fund might not achieve its investment objective.

Use of derivative instruments presents various risks including the following:

o

Tracking - When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.

o

Liquidity - Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss.

o

Leverage - Trading in derivative instruments can result in large amounts of leverage.  Thus, the leverage offered by trading in derivative instruments may magnify the gains and losses experienced by the Fund and could cause the Fund’s net asset value to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature in derivative instruments.

o

Hedging - When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o

Investment - When the Fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment.  The Fund is therefore directly exposed to the risks of that derivative.  Gains or losses from derivative investments may be substantially greater than the derivative’s original cost.

o

Availability - Derivatives may not be available to the Fund upon acceptable terms.  As a result, the Fund may be unable to use derivatives for hedging or other purposes.

o

Credit - When the Fund uses derivatives; it is subject to the risk that the other party to the agreement will not be able to perform.

Other Potential Risks:

In addition to the principal risks of the Fund listed above, investing in the Fund may involve the following additional risks:

o

Leveraging Risk: The use of leverage by the Fund or Underlying Funds, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the Fund's gains or losses. During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Adviser as a percentage of the Fund's assets will be higher than if the Fund did not use leverage, because the fees are calculated as a percentage of the Fund's assets, including those purchased with leveraging.

o

Foreign Exposure:  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  Special risks associated with direct investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  Neither the Fund nor the Underlying Funds are expected to invest significantly in direct foreign investments.

INVESTMENT ADVISER

The Fund has entered into an investment advisory agreement with Critical Math Advisors LLC (the “Adviser”), an investment advisory firm organized in Delaware.  The Adviser is located at 29 Emmons Drive, Suite A-20, Princeton, NJ 08540. As of January 31, 2007, Adviser manages approximately $50 million in mutual funds, variable annuities and variable life insurance policies.

The Adviser has overall supervisory responsibility for the general management and investment of the Fund and its securities portfolio.  Under the investment advisory agreement, the Adviser manages the Fund’s investments and business affairs, subject to the supervision of the Board of Trustees.

The Fund pays an annual investment advisory fee to the Adviser equal to 1.00% of the average daily net assets of the Fund.

The Adviser has agreed contractually to waive its investment advisory fee and to reimburse expenses, other than dividends on securities sold short, extraordinary or non-recurring expenses and underlying fund fees and expenses, at least until May 31, 2008, such that the total annual fund operating expenses do not exceed 2.99% of average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.

Under the terms of the expense limitation agreement, the following examples of fees and expenses that would not be considered to be extraordinary or non-recurring include, but are not limited to, taxes, interest, loan commitment fees, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, U.S. Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund’s existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Fund is available in the Fund’s Annual Report to Shareholders for the most recent fiscal period ended January 31st.

Portfolio Managers

The Fund is managed by a team of professional money managers. The members of the team who are currently responsible for the day-to-day management of the Fund’s portfolio are Lewis Arno, Derek Bilcik and Donna McGill.  Each portfolio manager has managed the Fund since its inception.

Mr. Lewis Arno, the primary portfolio manager of the Fund, has worked with the Adviser since 2005 and currently holds the title of President and Managing Member.  Over the past five years, Mr. Arno has held the following positions: President of Financial Planning Analysts, Inc. and a Registered Representative of Brookstreet Securities Corporation, a registered broker dealer.  Mr. Arno began his financial planning business in 1974. In 1986, in addition to advanced estate planning, he began concentrating on money management, developing proprietary investment models and strategies designed to provide risk-averse returns. In 2003, Roger Schreiner’s Select Advisors, BTS Asset Management, Standard and Poor’s Investment Advisory LLC, and Rydex Global Advisors selected him as one of the top ten managers in the country.

Mr. Derek Bilcik has worked with the Adviser since 1996 and currently holds the title of Senior Vice President and Chief Compliance Officer.  Mr. Bilcik also currently holds the following positions: Associate of Financial Planning Analysts, Inc. and Registered Representative of Brookstreet Securities Corporation, a registered broker dealer.  Mr. Bilcik is responsible for system modeling and trading.  Mr. Bilcik received his B.S. in Finance from Rutgers University in 1993.

Ms. Donna McGill has worked with the Adviser since 1986 and currently holds the title of Vice-President and Systems Supervisor.  Ms. McGill also currently holds the position of Associate of Financial Planning Analysts, Inc.  Ms McGill is responsible for testing, programming and maintaining all of the rule-based, proprietary models and trading.  Ms. McGill has a B.S. in Information Systems from Thomas Edison State College and is a Registered Paraplanner.

The Fund’s SAI provides information about each portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

NET ASSET VALUE

Shares of the Fund are sold at NAV.  The NAV of the Fund is determined on each day the New York Stock Exchange (“NYSE”) is open for business, currently 4:00 p.m. (Eastern Time), and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding.  The NYSE is closed on weekends and most national holidays.  The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (asset-liabilities/number of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including investment advisory, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on the securities principal exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.

Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  In computing NAV of the Fund, the Adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the values of a Fund’s securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund by sending a completed application form to the following address:

Regular/Express/Overnight Mail
Critical Math Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Shareholders can get information on their account by calling 1-866-263-9260.

Minimum and Additional Investment Amounts

You can open an account with a minimum initial investment of $5,000 in the Fund and make additional investments to the account at any time with as little as $100.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number, to the above address.  Make all checks payable to “Critical Math Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC (“GFS” or “Transfer Agent”), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the Transfer Agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

  the name of the Trust

  the name of the Fund

  the dollar amount of shares to be purchased

  a completed purchase application or investment stub

  check payable to “Critical Math Fund”

When Order is Processed

All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to invest in the Fund, please call the Fund at 1-866-263-9260 to notify the Fund that a wire transfer is coming.  You may use the following instructions:

First National Bank of Omaha

ABA #: 104000016

Account #: 110203797

Credit: Critical Math Fund Subscription Account

FBO: Shareholder Name, Name of Fund, Shareholder Account Number

Automatic Investment Plan

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 1-866-263-9260 for more information about the Fund’s Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-866-263-9260 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

REDEMPTIONS

Contingent Deferred Sales Charge

Shares are sold at the net asset value next determined without an initial sales charge so that the full amount of an investor’s purchase payment may be invested in the Fund. However, a Contingent Deferred Sales Charge (“CDSC”) of 0.50% will be imposed on most shares redeemed within one year after purchase. The CDSC will be imposed on any redemption of shares if, after such redemption, the aggregate current value of an account with the Fund falls below the aggregate amount of the investor’s purchase payments for shares made during the one year preceding the redemption.  In addition, shares are subject to an annual 12b-1 distribution and shareholder servicing fee of 1.00% of the average daily net assets. Shares of the Fund which are held for one year or more after purchase will not be subject to any CDSC upon redemption.  The CDSC is based upon the investors original purchase price.

Certain shareholders may be eligible for CDSC waivers.  Please see the information set forth below for specific eligibility requirements.  You must notify your authorized financial representative or the transfer agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver.  Similar notification must be made in writing when an order is placed by mail.  The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Fund’s shares or its transfer agent does not confirm your represented holdings.  In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund.

CDSC Waivers

A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current net asset value of shares purchased more than one year prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

1.

redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account");

2.

redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA;

3.

certain redemptions pursuant to the Fund’s Systematic Withdrawal Plan (see "Redemptions—Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Transfer Agent utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Transfer Agent of written confirmation of the shareholder’s entitlement.

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail
Critical Math Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-866-263-9260.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

You may request that your redemption proceeds be wired directly to your bank account. The Fund’s Transfer Agent imposes a $15.00 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund’s assets). The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Systematic Withdrawal Plan

If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  Redemptions pursuant to the Fund’s Systematic Withdrawal Plan are exempt from the CDSC and the redemption fees charged on shares held less than 90 days. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-866-263-9260.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order

Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $20,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redemption Fee

For shares held less than 90 days, the Fund will deduct a 2% redemption fee on your redemption amount if you sell your shares. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for 90 days or more are not subject to the 2% fee.

Redemption fees are retained by the Fund and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

When You Need Medallion Signature Guarantees

If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

you request a redemption and your address of record has been changed in the last 30 days;

•

the proceeds of a requested redemption exceed $20,000; or

•

Any redemption is transmitted by federal wire transfer to a bank other than the bank of record.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

If at any time your account balance falls below $5,000, the Fund may notify you that, unless the account is brought up to at least $5,000, your account could be closed.  This will not apply to any account balances that drop below $5,000 due to a decline in NAV.  The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record.  The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gain annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend or redemption proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

MARKET TIMING

Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;” and

•

assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is retained by the Fund to help offset any cost associated with such short-term trading. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy.

DISTRIBUTION OF SHARES

Distributor

Aquarius Fund Distributors, LLC (“Aquarius” or “Distributor”), 1005 South 107th Avenue, Suite 201, Omaha, Nebraska 68114, is the distributor for the shares of the Fund. Aquarius is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of the Fund are offered on a continuous basis.

Rule 12b-1 Plan

The Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940 with respect to the sale and distribution of shares of the Fund. The Plan provides that the Fund will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.00% of the average net assets. Up to 0.25% of average daily net assets may be paid directly to the Adviser for account maintenance support services. The fee is treated by the Fund as an expense in the year it is accrued. Because the fee is paid out of the Fund’s assets on an ongoing basis, over time the fee may increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the NASD Conduct Rules. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

The Distributor and other entities are paid under the Plan for services provided and the expenses borne by the Distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of Dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate Dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers, insurance companies, and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for contract holders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Fund Administrator, Fund Accountant and Custody Administrator

Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, New York 11788, serves as fund administrator, fund accountant and custody administrator to the Fund.

Transfer Agent

Gemini Fund Services, LLC, 4020 South 147th Street,, Suite 2, Omaha, Nebraska 68137 serves as transfer agent to the Fund.

Custodian

First National Bank of Omaha, located at 1620 Dodge Street, Omaha, Nebraska 68197 serves as Custodian for the Fund’s cash and securities.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

Independent Accountants

The Fund has selected Briggs, Bunting & Dougherty, LLP, located at Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102, as its independent accountants.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s January 31, 2007 annual report, which is available upon request.

The Critical Math Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Period Ended January 31, 2007 (1)
Net Asset Value, beginning of period	$10.00
Activity from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	0.37
Total from investment operations	0.39

Less Distributions From:
Net Investment Income	(0.04)
Total Distributions	(0.04)

Net Asset Value, end of period	$10.35
Total return (2)(5)	3.88%
Net assets at end of period (000s)	$25,865
Ratio of expenses to average net assets (4)	2.76%	(3)
Ratio of net investment income to average net assets (4)	0.19%	(3)
Portfolio Turnover Rate	694%	(5)

(1)	The Fund commenced operations on February 24, 2006.
(2)	Total return shown excludes the effect of applicable sales loads/redemption fees.
(3)	Annualized
(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(5)	Not annualized

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

▪

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

CRITICAL MATH FUND

Adviser	Critical Math Advisors LLC 29 Emmons Drive, Suite A20 Princeton, NJ 08540
Distributor	Aquarius Fund Distributors, LLC 1005 South 107th Avenue, Suite 201 Omaha, NE 68114
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	First National Bank of Omaha 1620 Dodge Street Omaha, NE 68197
Independent Accountants	Briggs, Bunting & Dougherty, LLP Two Penn Center Plaza, Suite 820 Philadelphia, PA 19102

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Fund’s Statement of Additional Information dated June 1, 2007 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investment is also available in the Fund’s Annual and Semi-Annual Reports to Shareholders.  In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, Annual Report or other information about the Fund, or to make shareholder inquires about the Fund, please call 1-866-263-9260.  You may also write to:

Critical Math Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C.  20549-0102.

Investment Company Act File # 811-21720